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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

  The Sponsor, Trustee and Unit Holders of Equity Focus Trusts--CitiSector Series, 2000-C

  We consent to the use of our report dated November 29, 2000 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                          /s/ KPMG LLP

New York, New York
November 29, 2000